American Century Investments®
Quarterly Portfolio Holdings
One Choice® Blend+ 2055 Portfolio
October 31, 2024

One Choice Blend+ 2055 Portfolio - Schedule of Investments
OCTOBER 31, 2024 (UNAUDITED)

	Shares	Value ($)
UNDERLYING FUNDS(1) — 100.0%
Domestic Equity Funds — 59.4%
Avantis U.S. Equity Fund G Class	321,324	5,860,941
Avantis U.S. Small Cap Value Fund G Class	30,224	526,201
Focused Dynamic Growth Fund G Class(2)	58,091	3,885,693
Focused Large Cap Value Fund G Class	349,087	3,892,326
Heritage Fund G Class	31,271	949,696
Mid Cap Value Fund G Class	54,619	920,882
Small Cap Growth Fund G Class(2)	21,994	519,487
		16,555,226
International Equity Funds — 27.1%
Avantis Emerging Markets Equity Fund G Class	58,714	725,701
Avantis International Equity Fund G Class	174,324	2,156,388
Emerging Markets Fund G Class	91,630	1,083,069
Focused International Growth Fund G Class	67,688	1,191,315
Global Real Estate Fund G Class	51,136	710,284
International Small-Mid Cap Fund G Class	47,135	482,659
Non-U.S. Intrinsic Value Fund G Class	122,384	1,196,916
		7,546,332
Domestic Fixed Income Funds — 9.8%
Avantis Core Fixed Income Fund G Class	246,185	2,055,649
High Income Fund G Class	58,822	510,573
Inflation-Adjusted Bond Fund G Class	17,039	181,637
		2,747,859
International Fixed Income Funds — 3.7%
Emerging Markets Debt Fund G Class	30,205	269,733
Global Bond Fund G Class	85,181	752,152
		1,021,885
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $23,217,469)		27,871,302
OTHER ASSETS AND LIABILITIES		—
TOTAL NET ASSETS — 100.0%		$27,871,302

NOTES TO SCHEDULE OF INVESTMENTS
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.
(2)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Underlying Funds

The fund invests in varying combinations of other mutual funds and exchange-traded funds advised by American Century Investments (the underlying funds). The fund’s asset allocation is intended to diversify investments among stocks, bonds, and short-term investments. The portfolio holdings of each underlying fund are available at americancentury.com, avantisinvestors.com or upon request at 1-800-345-2021.

2. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Open-end management investment companies are valued at their reported NAV. Exchange-traded funds are listed or traded on a domestic securities exchange and are valued at the last reported sales price or at the official closing price as provided by the exchange.

3. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund's investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

4. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period ended October 31, 2024 follows (amounts in thousands):

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
Avantis U.S. Equity Fund	$5,637	$263	$185	$146	$5,861	321	$4	—
Avantis U.S. Small Cap Value Fund	534	30	15	(23)	526	30	—	—
Focused Dynamic Growth Fund(3)	3,756	220	293	203	3,886	58	6	—
Focused Large Cap Value Fund	3,765	186	161	102	3,892	349	10	$25
Heritage Fund	879	23	13	61	950	31	—	—
Mid Cap Value Fund	928	16	32	9	921	55	(1)	5
Small Cap Growth Fund(3)	512	18	13	2	519	22	—	—
Avantis Emerging Markets Equity Fund	689	30	9	15	725	59	—	—
Avantis International Equity Fund	2,078	146	45	(23)	2,156	174	1	—
Emerging Markets Fund	1,033	29	7	28	1,083	92	—	—
Focused International Growth Fund	1,146	67	17	(5)	1,191	68	1	—
Global Real Estate Fund	700	22	54	42	710	51	—	—
International Small-Mid Cap Fund	477	29	9	(14)	483	47	—	—
Non-U.S. Intrinsic Value Fund	1,155	96	28	(26)	1,197	122	—	—
Avantis Core Fixed Income Fund	1,955	186	68	(17)	2,056	246	(1)	24
High Income Fund	492	17	1	3	511	59	—	9
Inflation-Adjusted Bond Fund	179	2	—	1	182	17	—	—
Emerging Markets Debt Fund	259	9	—	2	270	30	—	4
Global Bond Fund	716	34	5	7	752	85	—	—
	$26,890	$1,423	$955	$513	$27,871	1,916	$20	$67
(1)Underlying fund investments represent G Class.
(2)Distributions received includes distributions from net investment income and from capital gains, if any.
(3)Non-income producing.
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.